UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 1, 2018

Kratos Defense & Security Solutions, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-34460	13-3818604
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10680 Treena Street, Suite 600
San Diego, California 92131
(Address of Principal Executive Offices) (Zip Code)

(858) 812-7300
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01     Other Events.

On October 1, 2018, Kratos Defense & Security Solutions, Inc. (the “Company”) moved its headquarters to 10680 Treena Street, Suite 600, San Diego, California 92131. The Company’s telephone and fax numbers remain the same: phone 858-812-7300, fax 858-812-7301.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kratos Defense & Security Solutions, Inc.
Date: October 4, 2018
	By:	/s/ Marie Mendoza
	Name:	Marie Mendoza
	Title:	Vice President, General Counsel & Secretary